UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2011

UFP Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(IRS Employer Identification No.)

172 East Main Street, Georgetown, MA	01833-2107
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 23, 2011, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference.    The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Unit Awards

On February 18, 2011, the Compensation Committee approved, under and pursuant to the Company’s 2003 Incentive Plan, the grant of stock unit awards to certain of the Company’s named executive officers as indicated below.  Subject to the terms of the Company’s 2003 Incentive Plan and the stock unit award agreement evidencing each such award, each stock unit award provides the recipient with the right to receive one share of common stock of the Company.  Recipients of the stock unit awards will have no rights as stockholders of the Company in respect thereof, including, without limitation, the right to vote or to receive dividends, until and to the extent any applicable performance objectives have been satisfied, such stock unit awards have vested, and the issuance of the shares of common stock in respect of the stock unit awards has been appropriately evidenced.

Name and Title of Recipient of Stock Unit Awards	Number of Stock Unit Awards Upon Attainment of “Threshold” Adjusted Operating Income “A”	Number of Stock Unit Awards Upon Attainment of “Target” Adjusted Operating Income “B”	Number of Stock Unit Awards Upon Attainment of “Exceptional” Adjusted Operating Income “C”
Ronald J. Lataille, Vice President, Treasurer and Chief Financial Officer	1,243	1,243	1,243
Richard LeSavoy, Vice President of Manufacturing	1,243	1,243	1,243
Mitchell Rock, Vice President of Sales and Marketing	1,243	1,243	1,243
Daniel J. Shaw, Jr., Vice President of Engineering	994	994	994

The stock unit awards listed in columns “A,” “B” and “C” above are subject to (i) time-based and continuous employment vesting requirements and (ii) the Company meeting certain financial performance objectives, described below (the “Performance Objectives”).  The Compensation Committee shall determine whether and to what extent any of the Performance Objectives have been achieved by the Company.  Such determination is currently expected to take place in February 2012.  Assuming achievement of any of the Performance Objectives, one-third of the applicable awards shall vest on March 1, 2013, one-third of the applicable awards shall vest on March 1, 2014 and one-third of the applicable awards shall vest on March 1, 2015, provided that the recipient remains continuously employed by the Company through each such vesting date.

The Performance Objectives are based on the Company’s adjusted operating income for the Company’s fiscal year ended December 31, 2011, relative to specified adjusted operating income target amounts established by the Compensation Committee.  If the Company achieves the “threshold” adjusted operating income, then all of the stock unit awards listed in column “A” above will be eligible to become vested, subject to the time-based vesting and continuous employment requirements described above.  If the Company achieves the “target” adjusted operating income, then all of the stock unit awards listed in column “B” above (in addition to the stock unit awards listed in column “A” above) will be eligible to become vested, subject to the time-based vesting and continuous employment requirements described above.  To the extent the Company achieves in excess of the “target” adjusted operating income, stock unit awards listed in column “C” above (in addition to the stock unit awards listed in columns “A” and “B” above) will be eligible to become vested, subject to the time-based vesting and continuous employment requirements described above, based on a straight-line interpolation of the “target” adjusted operating income established by the Compensation Committee in increments of 20% of such stock unit awards, up to the maximum amount listed in column “C” above, which represents “exceptional” adjusted operating income, as established by the Compensation Committee.  For purposes of determining whether or not any of the Performance Objectives are met, the Compensation Committee will measure operating income as adjusted to disregard (i) non-recurring restructuring charges related to plant closings and consolidations and (ii) the impact of acquired or disposed of operations during the fiscal year ended December 31, 2011.

Any unvested stock unit awards shall terminate upon the cessation of a recipient’s employment with the Company.  In the event of a change in control of the Company (as defined in the stock unit award agreement evidencing the award) at any time following the completion of the Company’s 2011 fiscal year, provided that the recipient has been continuously employed by the Company through the date immediately prior to the effective date of such change in control, then subject to achievement of any of the Performance Objectives, the applicable stock unit awards listed in each of columns “A,” “B” and “C” above, to the extent not already vested, shall become fully vested immediately prior to the effective date of such change in control.

The above description of the stock unit awards is qualified in its entirety by reference to the text of the stock unit award agreement evidencing such awards, a copy of the form of which is attached as Exhibit 10.55 and is incorporated herein in its entirety by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.55	Form of 2011 Stock Unit Award Agreement.
99.1	Press release dated February 23, 2011 of UFP Technologies, Inc. announcing its financial results for the fourth quarter and year ended December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2011	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial Officer and Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.55	Form of 2011 Stock Unit Award Agreement.
99.1	Press release dated February 23, 2011 of UFP Technologies, Inc. announcing its financial results for the fourth quarter and year ended December 31, 2010.